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                                    EXHIBIT Q

                                POWER OF ATTORNEY

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       HARTFORD ADVISERS HLS FUND, INC., HARTFORD BOND HLS FUND, INC.,
     HARTFORD CAPITAL APPRECIATION HLS FUND, INC., HARTFORD DIVIDEND AND GROWTH HLS FUND, INC., HARTFORD INDEX HLS FUND, INC., HARTFORD INTERNATIONAL
       ADVISERS HLS FUND, INC., HARTFORD INTERNATIONAL OPPORTUNITIES
      HLS FUND, INC., HARTFORD MIDCAP HLS FUND, INC., HARTFORD MORTGAGE SECURITIES HLS FUND, INC., HARTFORD SERIES FUND, INC., HARTFORD SMALL COMPANY HLS FUND, INC., HARTFORD STOCK HLS FUND, INC., HARTFORD MONEY
          MARKET HLS FUND, INC. AND THE HARTFORD MUTUAL FUNDS, INC.,

                                POWER OF ATTORNEY

         Robert J. Clark                        Millard H. Pryor, Jr.
         Winifred E. Coleman                    Lowndes A. Smith
         George R. Jay                          John K. Springer
         William A. O'Neill                     David M. Znamierowski


do hereby jointly and severally authorize Kevin J. Carr, Marilyn T. West, Lynda Godkin or Marianne O'Doherty, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemption Relief or other filings with the Securities and Exchange Commission relating to each above-described Fund.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


/s/ Robert J. Clark                                  Dated: January 27, 2000
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Robert J. Clark


/s/ Winifred E. Coleman                              Dated: January 27, 2000
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Winifred E. Coleman


/s/ George R. Jay                                    Dated: January 27, 2000
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George R. Jay


/s/ William A. O'neill                               Dated: January 27, 2000
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William A. O'neill


/s/ Millard H. Pryor, Jr.                            Dated: January 21, 2000
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Millard H. Pryor, Jr.

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/s/ Lowndes A. Smith                                 Dated: January 27, 2000
-----------------------------------
Lowndes A. Smith


/s/ John K. Springer                                 Dated: January 27, 2000
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John K. Springer


/s/ David M. Znamierowski                            Dated: January 27, 2000
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David M. Znamierowski